Exhibit 10.1

Execution Version

THIRD AMENDMENT TO FINANCING AGREEMENT

This THIRD AMENDMENT TO FINANCING AGREEMENT (this “Amendment”) is made and entered into as of April 27, 2017 by and among Elastic SPV, Ltd., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Borrower”), Elevate Credit, Inc., a Delaware corporation (“Elevate Credit”) as a Guarantor, the other Guarantors party hereto (such Guarantors, collectively with Elevate Credit and the Borrower, the “Credit Parties”) and Victory Park Management, LLC, as administrative agent and collateral agent for the Lenders and the Holders (in such capacity, the “Agent”). Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Financing Agreement or if not defined therein, in the Pledge and Security Agreement.

WHEREAS, the Credit Parties, the Lenders and the Agent are parties to that certain Financing Agreement dated as of July 1, 2015, as amended by that certain First Amendment to Financing Agreement dated as of October 21, 2015 and that certain Second Amendment to Financing Agreement dated as of July 14, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”); and

WHEREAS, the Credit Parties and the Agent desire to amend certain provisions of the Financing Agreement on the terms set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments to Financing Agreement. Subject to the terms and conditions of this Amendment, including the satisfaction of the conditions precedent set forth in Section 2 hereof, the Financing Agreement is amended as follows:

(a)    The definition of “Current Interest Rate” set forth in Section 1.1. of the Financing Agreement is hereby amended by deleting such definition in its entirety and substituting the following therefor (changes are in italics):

““Current Interest Rate” means a rate equal to:

(a)    during such times as the aggregate outstanding principal amount of the Notes is less than or equal to $50,000,000, the Base Rate plus (x) for such times before July 1, 2019, thirteen percent (13.0%) per annum or such other rate as may be agreed upon by all of the parties hereto or (y) for such times on or after July 1, 2019, twelve percent (12.00%) per annum or such other rate as may be agreed upon by all of the parties hereto;

(b)    during such times as the aggregate outstanding principal amount of the Notes is greater than $50,000,000 but less than or equal to $100,000,000 (such Notes, the “First Additional Notes”), the quotient of:

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(i)    (A) the Base Rate plus (x) for such times before July 1, 2019, thirteen percent (13.0%) per annum or such other rate as may be agreed upon by all of the parties hereto or (y) for such times on or after July 1, 2019, twelve percent (12.00%) per annum or such other rate as may be agreed upon by all of the parties hereto, multiplied by $50,000,000, plus, (B) the Base Rate plus (x) for such times before July 1, 2019, twelve percent (12.0%) per annum or such other rate as may be agreed upon by all of the parties hereto or (y) for such times on or after July 1, 2019, eleven percent (11.00%) per annum or such other rate as may be agreed upon by all of the parties hereto, multiplied by the aggregate outstanding principal amount of the Notes that is in excess of $50,000,000 but less than or equal to $100,000,000, divided by

(ii)    the aggregate outstanding principal amount of the Notes;

(c)        during such times as the aggregate outstanding principal amount of the Notes is greater than $100,000,000 (such Notes, the “Second Additional Notes” and together with the First Additional Notes, the “Additional Notes”), the quotient of:

(i)    (A) the Base Rate plus (x) for such times before July 1, 2019, thirteen percent (13.0%) per annum or such other rate as may be agreed upon by all of the parties hereto or (y) for such times on or after July 1, 2019, twelve percent (12.00%) per annum or such other rate as may be agreed upon by all of the parties hereto, multiplied by $50,000,000, plus, (B) the Base Rate plus (x) for such times before July 1, 2019, twelve percent (12.0%) per annum or such other rate as may be agreed upon by all of the parties hereto or (y) for such times on or after July 1, 2019, eleven percent (11.00%) per annum or such other rate as may be agreed upon by all of the parties hereto, multiplied by $50,000,000, plus (C) the Base Rate plus (x) for such times before July 1, 2019, thirteen and one-half percent (13.5%) per annum or such other rate as may be agreed upon by all of the parties hereto or (y) for such times on or after July 1, 2019, twelve and one-half percent (12.50%) per annum or such other rate as may be agreed upon by all of the parties hereto, multiplied by the aggregate outstanding principal amount of the Notes that is in excess of $100,000,000 but less than or equal to $150,000,000, divided by

(ii)    the aggregate outstanding principal amount of the Notes; and

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(d)        during such times as the aggregate outstanding principal amount of the Notes is greater than $150,000,000 (such Notes, the “Third Additional Notes” and together with the First Additional Notes and the Second Additional Notes, the “Additional Notes”), the quotient of:

(i)    (A) the Base Rate plus (x) for such times before July 1, 2019, thirteen percent (13.00%) per annum or such other rate as may be agreed upon by all of the parties hereto or (y) for such times on or after July 1, 2019, twelve percent (12.00%) per annum or such other rate as may be agreed upon by all of the parties hereto, multiplied by $50,000,000, plus, (B) the Base Rate plus (x) for such times before July 1, 2019, twelve percent (12.00%) per annum or such other rate as may be agreed upon by all of the parties hereto or (y) for such times on or after July 1, 2019, eleven percent (11.00%) per annum or such other rate as may be agreed upon by all of the parties hereto, multiplied by $50,000,000, plus, (C) the Base Rate plus (x) for such times before July 1, 2019, thirteen and one-half percent (13.5%) per annum or such other rate as may be agreed upon by all of the parties hereto or (y) for such times on or after July 1, 2019, twelve and one-half percent (12.50%) per annum or such other rate as may be agreed upon by all of the parties hereto, multiplied by $50,000,000, plus (D) the Base Rate plus (x) for such times before July 1, 2019, twelve and three-quarters percent (12.75%) per annum or such other rate as may be agreed upon by all of the parties hereto or (y) for such times on or after July 1, 2019, eleven and three-quarters percent (11.75%) per annum or such other rate as may be agreed upon by all of the parties hereto, multiplied by the aggregate outstanding principal amount of the Notes that is in excess of $150,000,000, divided by

(ii)    the aggregate outstanding principal amount of the Notes.”

(b)    The definition of “Federal or Multi-State Force Majeure Event” set forth in Section 1.1. of the Financing Agreement is hereby amended by deleting such definition in its entirety and substituting the following therefor (changes in italics):

““Federal or Multi-State Force Majeure Event” means (i) any regulatory event or regulatory change at the federal level or in any group of states acting in concert in which the Credit Parties originate Consumer Loans, in each case, that would prohibit or make it illegal for the Credit Parties to continue to originate or collect Consumer Loans in such affected jurisdictions pursuant to the Program or another program of a type similar to the Program or (ii) the termination by Republic Bank of the Program and the failure by the Credit Parties, after using commercially reasonable efforts during the termination period specified in Republic Bank’s

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termination notice, to arrange for another partner to originate Consumer Loans or similar products under the Program or another program of similar type to the Program, either of which resulting in a Federal or Multi-State Force Majeure Affected Amount equal to two-thirds or more of the aggregate principal amount then outstanding under the Notes as of the applicable date of determination.”

(c)    The definition of “Maximum Commitment” set forth in Section 1.1. of the Financing Agreement is hereby amended by deleting such definition in its entirety and substituting the following therefor (changes in italics):

““Maximum Commitment” means $250,000,000.”

(d)    The definition of “Maturity Date” set forth in Section 1.1. of the Financing Agreement is hereby amended by deleting such definition in its entirety and substituting the following therefor (changes in italics):

““Maturity Date” means the earlier of (a) July 1, 2021; provided, the “Maturity Date” shall be deemed to be “August 13, 2018” solely for purposes of any Notes held by VPC Investor Fund A, L.P. unless the Agent, in its sole discretion, syndicates or otherwise transfers the Notes held by VPC Investor Fund A, L.P. to one or more third-party lenders on or prior to August 13, 2018, the Maturity Date for such Notes shall be deemed to be July 1, 2021 and such third-party lenders by their acquisition and acceptance of such Notes shall be deemed to have consented to a Maturity Date of July 1, 2021; and (b) such earlier date as the unpaid principal balance of all outstanding Notes becomes due and payable pursuant to the terms of this Agreement and the Notes.”

(e)    The definition of “Prepayment Premium” set forth in Section 1.1. of the Financing Agreement is hereby amended by deleting such definition in its entirety and substituting the following therefor (changes in italics):

““Prepayment Premium” means the premium to be paid in connection with certain prepayments of the Notes pursuant to this Agreement, including pursuant to Section 2.3(a) and Section 2.3(b), but specifically excluding any mandatory prepayment pursuant to Sections 2.3(b)(ii), 2.3(b)(v), 2.3(b)(vi) or 2.3(b)(vii) (solely to the extent such excess required to be applied as a prepayment relates to a prepayment under Sections 2.3(b)(ii), 2.3(b)(v) or 2.3(b)(vi)). Such prepayment premium shall be equal to, with respect to such prepayment to be made or made during any period set forth in the table below, the percentage set forth beside such period in such table of the aggregate principal amount of the Notes then prepaid or required to be prepaid:

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Period	Prepayment Premium
July 1, 2019 through and including June 30, 2020	5.0%
July 1, 2020 through and including June 30, 2021	3.0%
Thereafter	None

(f)    Section 1.1 of the Financing Agreement is hereby further amended by adding the following definition thereto in appropriate alphabetical order:

““New Credit Facility” has the meaning set forth in Section 8.28.”

““Third Additional Notes” has the meaning set forth in the definition of “Current Interest Rate.””

(g)    Section 2.3(a)(i) of the Financing Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor (changes in italics):

“(i)    The Borrower may, at its option, elect to pay to the Agent, on behalf of the Holders, the Permitted Redemption Amount (as defined below), on the Permitted Redemption Date, by redeeming the aggregate unpaid principal amount of all Notes, in whole (and not in part), whereupon the Commitments of each Lender shall automatically and permanently be terminated (the “Permitted Redemption”); provided that, no such Permitted Redemption shall be permitted before July 1, 2019. On or prior to the date which is the thirtieth (30th) calendar day prior to the proposed Permitted Redemption Date, the Borrower shall deliver written notice (the “Permitted Redemption Notice”) to the Agent stating (i) that the Borrower elects to redeem pursuant to the Permitted Redemption and (ii) the proposed Permitted Redemption Date. The “Permitted Redemption Amount” shall be equal to (A) the aggregate unpaid outstanding principal amount of all Notes, (B) all accrued and unpaid interest with respect to such principal amount and all accrued and unpaid fees, (C) all accrued and unpaid Late Charges with respect to such Permitted Redemption Amount, (D) the Prepayment Premium and (E) all other amounts due under the Transaction Documents. The Credit Parties acknowledge and agree that the Prepayment Premium represents bargained for consideration in exchange for the right and privilege to redeem the Notes.

(h)    Section 2.3(a)(iii) of the Financing Agreement is hereby amended by deleting such section in its entirety and substituting the following therefor (changes in italics):

“(iii) Notwithstanding the foregoing and anything to the contrary herein, (A) if a Federal or Multi-State Force Majeure Event shall have occurred or (B) if the Lenders shall fail to purchase additional Notes requested by the Borrower after the Closing Date in accordance with Section 2.1 and provided that all conditions

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of such purchase set forth in Section 5.2 shall have been satisfied at the time thereof (a “Qualified Funding Failure”), then the Borrower shall have the right, exercisable upon at least sixty (60) calendar days’ prior written notice to the Agent, to consummate a Permitted Redemption at a price equal to the Permitted Redemption Amount excluding the Prepayment Premium, which Permitted Redemption shall otherwise be made in accordance with the provisions of Section 2.3(a)(i) hereof; provided, that such right to consummate a Permitted Redemption at a price equal to the Permitted Redemption Amount excluding the Prepayment Premium shall expire (x) in the case of the foregoing clause (A), upon the cessation of such Federal or Multi-State Force Majeure Event or (y) in the case of the foregoing clause (B), upon written notice from the Agent to the Borrower, given no later than ten (10) calendar days after the Agent’s receipt of the Borrower’s notice of redemption under the foregoing Section 2.3(a)(iii)(B) stating that the Lenders are thereafter willing and able to purchase additional Notes requested by the Borrower, in accordance with Section 2.1 and provided that all conditions of such purchase set forth in Section 5.2 shall have been satisfied at the time thereof; provided further, that, in the case of a Permitted Redemption in respect of the foregoing clause (A), if such Federal or Multi-State Force Majeure Event ceases within the earlier of (i) two (2) years following such Permitted Redemption or (ii) July 1, 2021, the Credit Parties shall give the Agent and Lenders the right to participate in any new Program or similar program to the Program and, subject to such new Program or similar program having the same or substantially similar structure and economics, on substantially similar terms to the Financing Agreement. For purposes of clarification, prior to the expiration of the ten (10) calendar day (or longer, as the case may be) notice of purchase pursuant to the foregoing Section 2.3(a)(iii)(B), the Agent may deliver notice to the Borrower that the Lenders are willing and able to purchase additional Notes and provided that all conditions of such purchase set forth in Section 5.2 shall have been satisfied at the time thereof, whereupon such right to consummate a Permitted Redemption at a price equal to the Permitted Redemption Amount excluding the Prepayment Premium shall automatically terminate, but the Borrower shall at all times thereafter retain the right to consummate a Permitted Redemption at a price equal to the Permitted Redemption Amount including the Prepayment Premium (if applicable), which Permitted Redemption shall otherwise be made in accordance with the provisions of Section 2.3(a)(i) hereof. The provisions of this Section 2.3(a)(iii) set forth the exclusive rights and remedies of the Credit Parties to seek or obtain damages or any other remedy or relief from the Agent or any Lender with respect to any Qualified Funding Failure.”

(i)    Article 8 of the Financing Agreement is hereby amended by adding the following as Section 8.28:

“Section 8.28    Additional Credit Facility. Notwithstanding any other provision of this Financing Agreement or the Transaction Documents, including Sections 8.5, 8.6, 8.19 and 8.24 of the Financing Agreement, Elevate Credit Parent shall be

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permitted to create a new Subsidiary solely for the purpose establishing a new credit facility (the “New Credit Facility”) which shall be on terms consistent with those set forth in that certain Elevate Credit, Inc. Elastic Asset-Backed Loan Facility Indicative Term Sheet dated as of April 4, 2017 or such other terms reasonably acceptable to Agent and, in each case with final documentation acceptable to Agent in its reasonable discretion, including the following:

(i)    the New Credit Facility shall be a four-year credit facility with a total principal amount of $100,000,000;

(ii)    Agent’s designee(s) shall be co-lender for $25,000,000 of the principal amount of the New Credit Facility which shall be advanced proportionally on pro rata basis with the other unaffiliated lenders;

(iii)    the interest rate payable to the lenders on the New Credit Facility shall be no less than the London Interbank Offered Rate plus 10% per annum;

(iv)    after satisfaction of the condition specified in Section 8.28(v), purchases of participation interests in Consumer Loans by (A) Borrower and (B) the new Subsidiary shall be at a ratio of 50%-50%;

(v)    no borrowing or advance under the New Credit Facility in excess of $5,000,000 shall be permitted until at least $25,000,000 of the Third Additional Notes have been issued and purchased; and

(vi)    none of the collateral under the New Credit Facility shall include the Collateral.”

(j)    The Schedule of Lenders attached to the Financing Agreement is hereby amended and replaced by Exhibit I attached to this Amendment.

2.    Conditions Precedent. This Amendment shall become effective upon the satisfaction in full of each of the following conditions:

(a)	the Borrower shall have executed and delivered, or caused to be delivered, to the Agent evidence satisfactory to the Agent that the Borrower shall pay to the Agent on the date hereof all fees and other amounts due and owing thereon under this Amendment and the other Transaction Documents;

(b)	the representations and warranties of the Credit Parties contained herein and in the Financing Agreement shall be true and correct except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date;

(c)	each Guarantor shall deliver Exhibits A-1 and A-2 to the Security Agreement and an irrevocable proxy in a form satisfactory to Agent for each Guarantor no later than ten (10) days following the date of this Amendment; and

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(d)	no Event of Default shall have occurred and be continuing or would result from the transaction contemplated hereby.

3.    General Release. In consideration of the Agent’s agreements contained in this Amendment, each Credit Party hereby irrevocably releases and forever discharge the Lenders, the Holders and the Agent and their affiliates, subsidiaries, successors, assigns, directors, officers, employees, agents, consultants, attorneys, managers, investment managers, principles and portfolio companies (each, a “Released Person”) of and from any and all claims, suits, actions, investigations, proceedings or demands, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, which such Credit Party ever had or now has against Agent, any Lender, any Holder or any other Released Person which relates, directly or indirectly, to any acts or omissions of Agent, any Lender, any Holder or any other Released Person relating to the Financing Agreement or any other Transaction Document on or prior to the date hereof.

4.    Representations and Warranties of the Credit Parties. To induce the Agent to execute and deliver this Amendment, each Credit Party represents, warrants and covenants that:

(a)	The execution, delivery and performance by each Credit Party of this Amendment and all documents and instruments delivered in connection herewith have been duly authorized by all necessary action required on its part, and this Amendment and all documents and instruments delivered in connection herewith are legal, valid and binding obligations of such Credit Party enforceable against such Credit Party in accordance with its terms except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(b)	Each of the representations and warranties set forth in the Transaction Documents is true and correct on and as of the date hereof as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date, and each of the agreements and covenants in the Transaction Documents is hereby reaffirmed with the same force and effect as if each were separately stated herein and made as of the date hereof.

(c)

Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby or thereby does or shall (i) result in a violation of any Credit Party’s certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other governing documents, or the terms of any Capital

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Stock or other Equity Interests of any Credit Party; (ii) conflict with, or constitute a breach or default (or an event which, with notice or lapse of time or both, would become a breach or default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which any Credit Party is a party; (iii) result in any “price reset” or other material change in or other modification to the terms of any Indebtedness, Equity Interests or other securities of any Credit Party; or (iv) result in a violation of any law, rule, regulation, order, judgment or decree.

(d)	No Event of Default has occurred or is continuing under this Amendment or any other Transaction Document.

5.    Ratification of Liability. Each Credit Party, as debtor, grantor, pledgor, guarantor, assignor, or in other similar capacity in which such party grants liens or security interests in its properties or otherwise acts as an accommodation party or guarantor, as the case may be, under the Transaction Documents, hereby ratifies and reaffirms all of its payment and performance obligations and obligations to indemnify, contingent or otherwise, under each Transaction Document to which such party is a party, and each such party hereby ratifies and reaffirms its grant of liens on or security interests in its properties pursuant to such Transaction Documents to which it is a party as security for the obligations under or with respect to the Financing Agreement, the Notes and the other Transaction Documents, and confirms and agrees that such liens and security interests hereafter secure all of the obligations under the Transaction Documents, including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document. Each Credit Party further agrees and reaffirms that the Transaction Documents to which it is a party now apply to all obligations as modified hereby (including, without limitation, all additional obligations hereafter arising or incurred pursuant to or in connection with this Amendment or any Transaction Document). Each such party (a) further acknowledges receipt of a copy of this Amendment and all other agreements, documents, and instruments executed or delivered in connection herewith, (b) consents to the terms and conditions of same, and (c) agrees and acknowledges that each of the Transaction Documents, as modified hereby, remains in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Holder or the Agent, nor constitute a waiver of any provision of any of the Transaction Documents nor constitute a novation of any of the obligations under the Transaction Documents.

6.    Reference to and Effect Upon the Transaction Documents.

(a)

Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Transaction Documents, and all rights of the Lenders, the Holders and the Agent and all of the obligations under the Transaction Documents, shall remain in full force and effect, including, but not limited to, the right of first refusal in favor of Agent and its designees set forth in Section 8.19 of the Financing

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Agreement. Each Credit Party hereby confirms that the Transaction Documents are in full force and effect, and that no Credit Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any Transaction Document or the Credit Parties’ obligations thereunder.

(b)	Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment and any consents or waivers set forth herein shall not directly or indirectly: (i) create any obligation to make any further loans or to defer any enforcement action after the occurrence of any Event of Default; (ii) constitute a consent or waiver of any past, present or future violations of any Transaction Document; (iii) amend, modify or operate as a waiver of any provision of any Transaction Document or any right, power or remedy of any Lender, any Holder or the Agent or (iv) constitute a course of dealing or other basis for altering any obligations under the Transaction Documents or any other contract or instrument. Except as expressly set forth herein, each Lender, each Holder and the Agent reserve all of their rights, powers, and remedies under the Transaction Documents and applicable law. All of the provisions of the Transaction Documents, including, without limitation, the time of the essence provisions, are hereby reiterated, and if ever waived previously, are hereby reinstated.

(c)	From and after the date hereof, (i) the term “Agreement” in the Financing Agreement, and all references to the Financing Agreement in any Transaction Document shall mean the Financing Agreement, as amended by this Amendment and (ii) the term “Transaction Documents” defined in the Financing Agreement shall include, without limitation, this Amendment and any agreements, instruments and other documents executed or delivered in connection herewith.

7.    Costs and Expenses. In addition to, and not in lieu of, the terms of the Transaction Documents relating to the reimbursement of the Lenders’, the Holders’ and the Agent’s fees and expenses, the Credit Parties shall reimburse each Lender, each Holder and the Agent, as the case may be, promptly on demand for all fees, costs, charges and expenses, including the fees, costs and expenses of counsel and other expenses incurred in connection with this Amendment.

8.    Governing Law; Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be governed by the internal laws of the State of New York, without giving effect to its conflicts of law principles other than §5-1401 and 5-1402 of the New York General Obligations Law. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in New York, New York for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that

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the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AMENDMENT OR ANY TRANSACTIONS CONTEMPLATED HEREBY.

9.    No Strict Construction. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

10.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Signatures of the parties hereto transmitted by facsimile or by electronic media or similar means shall be deemed to be their original signature for all purposes.

11.    Severability. The invalidity, illegality, or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality, or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction. If feasible, any such offending provision shall be deemed modified to be within the limits of enforceability or validity; provided that if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Amendment in all other respects shall remain valid and enforceable.

12.    Further Assurances. The parties hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment and the consummation of the transactions contemplated hereby.

13.    Headings. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

14.    Limited Recourse and Non-Petition.

(a)    The Secured Parties shall have recourse only to the proceeds of the realization of Collateral once the proceeds have been applied in accordance with the terms of the Pledge and Security Agreement (the “Net Proceeds”). If the Net Proceeds are insufficient to discharge all payments which, but for the effect of this clause, would then be due (the “Amounts Due”), the obligation of the Borrower shall be limited to the amounts available from the Net Proceeds and no debt shall be owed to the Secured Parties by the Borrower for any further sum. The Secured Parties shall not take any action or commence any proceedings against the Borrower to recover

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

any amounts due and payable by the Borrower under the Financing Agreement except as expressly permitted by the provisions of the Financing Agreement. The Secured Parties shall not take any action or commence any proceedings or petition a court for the liquidation of the Borrower, nor enter into any arrangement, reorganization or insolvency proceedings in relation to the Borrower whether under the laws of the Cayman Islands or other applicable bankruptcy laws until after the later to occur of the payment of all of the Amounts Due or the application of all of the Net Proceeds.

(b)    The Secured Parties hereby acknowledge and agree that the Borrower’s obligations under the Transaction Documents are solely the corporate obligations of the Borrower, and that the Secured Parties shall not have any recourse against any of the directors, officers or employees of the Borrower for any claims, losses, damages, liabilities, indemnities or other obligations whatsoever in connection with any transactions contemplated by the Transaction Documents.

[Remainder of Page Intentionally Left Blank; Signature Pages Follows]

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, each party has caused its signature page to this Amendment to be duly executed as of the date first written above.

BORROWER:

ELASTIC SPV, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands, as Borrower

By:	/s/ Andrew Dean
Name:	Andrew Dean
Title:	Director

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, each party has caused its signature page to this Amendment to be duly executed as of the date first written above.

GUARANTORS:

ELEVATE CREDIT, INC., a Delaware corporation

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	CEO

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, each party has caused its signature page to this Amendment to be duly executed as of the date first written above.

GUARANTORS (CONT.), EACH AS AN “ELEVATE CREDIT SUBSIDIARY”:

ELASTIC FINANCIAL, LLC
ELEVATE DECISION SCIENCES, LLC
RISE CREDIT, LLC FINANCIAL EDUCATION, LLC
ELEVATE CREDIT SERVICE, LLC
RISE SPV, LLC

By: Elevate Credit, Inc., as Sole Member of each of the above-named entities

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

RISE CREDIT SERVICE OF OHIO, LLC
RISE CREDIT SERVICE OF TEXAS, LLC

By: RISE Credit, LLC, as Sole Member of each of the above-named entities
By: Elevate Credit, Inc., as its Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, each party has caused its signature page to this Amendment to be duly executed as of the date first written above.

RISE FINANCIAL, LLC
RISE CREDIT OF ALABAMA, LLC
RISE CREDIT OF CALIFORNIA, LLC
RISE CREDIT OF DELAWARE, LLC
RISE CREDIT OF GEORGIA, LLC
RISE CREDIT OF IDAHO, LLC
RISE CREDIT OF KANSAS, LLC
RISE CREDIT OF ILLINOIS, LLC
RISE CREDIT OF MISSISSIPPI, LLC
RISE CREDIT OF MISSOURI, LLC
RISE CREDIT OF NEVADA, LLC
RISE CREDIT OF NORTH DAKOTA, LLC
RISE CREDIT OF SOUTH CAROLINA, LLC
RISE CREDIT OF SOUTH DAKOTA, LLC
RISE CREDIT OF UTAH, LLC
RISE CREDIT OF VIRGINIA, LLC
RISE CREDIT OF ARIZONA, LLC
RISE CREDIT OF COLORADO, LLC
RISE CREDIT OF MARYLAND, LLC
RISE CREDIT OF OKLAHOMA, LLC
RISE CREDIT OF NEBRASKA, LLC
RISE CREDIT OF LOUISIANA, LLC
RISE CREDIT OF TEXAS, LLC
RISE CREDIT OF TENNESSEE, LLC

By: RISE SPV, LLC, as Sole Member of each of the above-named entities
By: Elevate Credit, Inc., as its Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, each party has caused its signature page to this Amendment to be duly executed as of the date first written above.

ELASTIC@WORK, LLC
ELEVATE@WORK ADMIN, LLC
ELEVATE@WORK, LLC

By: Elastic Financial, LLC, as Sole Member of each of the above-named entities
By: Elevate Credit, Inc., as its Sole Member

By:	/s/ Kenneth E. Rees
Name:	Kenneth E. Rees
Title:	President

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, each party has caused its signature page to this Amendment to be duly executed as of the date first written above.

AGENT:

VICTORY PARK MANAGEMENT, LLC

By:	/s/ Scott R. Zemnick
Name:	Scott R. Zemnick
Title:	Authorized Signatory

LENDERS:

VPC INVESTOR FUND B, LLC

By:	VPC Investor Fund GP B, L.P.
Its:	Managing Member

By:	VPC Investor Fund UGP B, LLC
Its:	General Partner

By:	/s/ Scott R. Zemnick
Name:	Scott R. Zemnick
Title:	General Counsel

VPC SPECIALTY FINANCE FUND I, L.P.

By:	VPC Specialty Finance Fund GP I, L.P.
Its:	General Partner

By:	VPC Specialty Finance Fund UGP I, LLC
Its:	General Partner

By:	/s/ Scott R. Zemnick
Name:	Scott R. Zemnick
Title:	General Counsel

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, each party has caused its signature page to this Agreement to be duly executed as of the date first written above.

LENDERS (CON’T.):

VPC ONSHORE SPECIALTY FINANCE FUND II, L.P.

By: Victory Park Capital Advisors, LLC
Its: Investment Manager

By:	/s/ Scott R. Zemnick
Name:	Scott R. Zemnick
Title:	General Counsel

VPC INVESTOR FUND A, L.P.

By:	/s/ Scott R. Zemnick
Name:	Scott R. Zemnick
Title:	Authorized Signatory

VPC INVESTOR FUND C, L.P.

By:	VPC Investor Fund GP C, L.P.
Its:	General Partner

By:	VPC Investor Fund UGP C, LLC
Its:	General Partner

By:	/s/ Scott R. Zemnick
Name:	Scott R. Zemnick
Title:	General Counsel

VPC INVESTOR FUND G-1, L.P.

By:	/s/ Scott R. Zemnick
Name:	Scott R. Zemnick
Title:	Authorized Signatory

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

IN WITNESS WHEREOF, each party has caused its signature page to this Agreement to be duly executed as of the date first written above.

LENDERS (CON’T.):

VPC SPECIALTY LENDING FUND (NE), LTD.

By:	/s/ Scott R. Zemnick
Name:	Scott R. Zemnick
Title:	Authorized Signatory

VPC SPECIALTY LENDING INVESTMENTS PLC

By:	Victory Park Capital Advisors, LLC
Its:	Investment Manager

By:	/s/ Scott R. Zemnick
Name:	Scott R. Zemnick
Title:	General Counsel

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT I

SCHEDULE OF LENDERS

(1) Lender	(2) Address and Facsimile Number	(3) Commitment to Purchase Notes:	(5) Legal Representative’s Address and Facsimile Number
VPC ONSHORE SPECIALTY FINANCE FUND II, L.P.	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	[****]

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone:        (312) 902-5297
                          (312) 902-5495
Facsimile:         (312) 577-8964

                           (312) 577-8854
Attention:          Mark R. Grossmann

                           Scott E. Lyons
E-mail:              mg@kattenlaw.com
                           scott.lyons@kattenlaw.com

VPC SPECIALTY FINANCE FUND I, L.P.	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	[****]

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone:        (312) 902-5297
                          (312) 902-5495
Facsimile:         (312) 577-8964

                           (312) 577-8854
Attention:          Mark R. Grossmann
                          Scott E. Lyons
E-mail:              mg@kattenlaw.com
                           scott.lyons@kattenlaw.com

VPC INVESTOR FUND A, L.P.	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	[****]

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone:        (312) 902-5297
                          (312) 902-5495
Facsimile:         (312) 577-8964

                           (312) 577-8854
Attention:          Mark R. Grossmann
                          Scott E. Lyons
E-mail:              mg@kattenlaw.com
                           scott.lyons@kattenlaw.com

VPC INVESTOR FUND B, LLC	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	[****]

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone:        (312) 902-5297
                          (312) 902-5495
Facsimile:         (312) 577-8964

                           (312) 577-8854
Attention:          Mark R. Grossmann
                          Scott E. Lyons
E-mail:              mg@kattenlaw.com
                           scott.lyons@kattenlaw.com

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(1) Lender	(2) Address and Facsimile Number	(3) Commitment to Purchase Notes:	(5) Legal Representative’s Address and Facsimile Number
VPC INVESTOR FUND C, L.P.	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	[****]

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone:        (312) 902-5297
                          (312) 902-5495
Facsimile:         (312) 577-8964

                           (312) 577-8854
Attention:          Mark R. Grossmann
                          Scott E. Lyons
E-mail:              mg@kattenlaw.com
                           scott.lyons@kattenlaw.com

VPC INVESTOR FUND G-1, L.P.	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	[****]

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone:        (312) 902-5297
                          (312) 902-5495
Facsimile:         (312) 577-8964

                           (312) 577-8854
Attention:          Mark R. Grossmann
                          Scott E. Lyons
E-mail:              mg@kattenlaw.com
                           scott.lyons@kattenlaw.com

VPC SPECIALTY LENDING INVESTMENTS PLC	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	[****]

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone:        (312) 902-5297
                          (312) 902-5495
Facsimile:         (312) 577-8964

                           (312) 577-8854
Attention:          Mark R. Grossmann
                          Scott E. Lyons
E-mail:              mg@kattenlaw.com
                           scott.lyons@kattenlaw.com

VPC SPECIALTY LENDING FUND (NE), LTD	227 W. Monroe Street Suite 3900 Chicago, IL 60606 Telephone: 312.705.2786 Facsimile: 312.701.0794 Attention: Scott R. Zemnick E-mail: szemnick@vpcadvisors.com	[****]

Katten Muchin Rosenman LLP
525 West Monroe Street
Chicago, IL 60661
Telephone:        (312) 902-5297
                          (312) 902-5495
Facsimile:         (312) 577-8964

                           (312) 577-8854
Attention:          Mark R. Grossmann
                          Scott E. Lyons
E-mail:              mg@kattenlaw.com
                           scott.lyons@kattenlaw.com

Aggregate Commitment to Purchase Notes: $250,000,000

[****] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.